Exhibit 99.1

AxoGen, Inc. Chief Marketing Officer Named CEO of Privately-held Life Sciences Company

Plan in Place to Continue Driving Adoption of AxoGen Product Lines

ALACHUA, FL, June 19, 2015 — AxoGen, Inc. (NASDAQ: AXGN), a leading medical technology company focused on restoring quality of life through nerve repair, announced today that its Chief Marketing Officer, Jill Schiaparelli, has resigned from the Company, effective July 10, 2015, to become the President and CEO of a privately-held life sciences company.  Ms. Schiaparelli joined AxoGen in February 2012.

“It has been an honor and a privilege to be a member of the AxoGen leadership team and I am proud of the thousands of patients with nerve injuries that we have been able to help,” offered Ms. Schiaparelli.

“We appreciate Jill’s contributions to AxoGen’s emergence as a market leader in nerve repair.  Her ability to move into a new position as President & CEO speaks to the high-caliber of people AxoGen has attracted and we wish Jill all the best in her new endeavors.,” said Karen Zaderej, President and CEO of AxoGen.  “We have initiated a search for a replacement and are continuing with execution of the marketing programs that are driving adoption of AxoGen’s products.”

About AxoGen, Inc.

AxoGen (NASDAQ: AXGN) is a leading medical technology company dedicated to peripheral nerve repair. AxoGen’s portfolio of regenerative medicine products is available in the United States, Canada and several other countries and includes Avance® Nerve Graft, an off-the-shelf processed human nerve allograft for bridging severed nerves without the comorbidities associated with a second surgical site, AxoGuard® Nerve Connector, a porcine submucosa extracellular matrix (“ECM”) coaptation aid for tensionless repair of severed nerves, and AxoGuard® Nerve Protector, a porcine submucosa ECM product used to wrap and protect injured peripheral nerves and reinforce the nerve reconstruction while preventing soft tissue attachments.

Avance® Nerve Graft is processed in the United States by AxoGen. AxoGuard® Nerve Connector and AxoGuard® Nerve Protector are manufactured in the United States by Cook Biotech Incorporated, and are distributed worldwide exclusively by AxoGen. AxoGen maintains its corporate offices in Alachua, Florida and is the parent of its wholly owned operating subsidiary, AxoGen Corporation.

For more information about AxoGen or to sign up for our news alerts, please visit www.AxoGenInc.com

Cautionary Statement Concerning Forward-Looking Statements

This Press Release contains “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations or predictions of future conditions, events or results based on various assumptions and management’s estimates of trends and economic factors in the markets in which we are active, as well as our business plans. Words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “seeks”, “estimates”, “projects”, “forecasts”, “continue”, “may”,

“should”, variations of such words and similar expressions are intended to identify such forward-looking statements. The forward-looking statements may include, without limitation, statements regarding our growth, our product development, product potential, or the intended use of proceeds from the offering. The forward-looking statements are subject to risks and uncertainties, which may cause results to differ materially from those set forth in the statements. Forward-looking statements in this release should be evaluated together with the many uncertainties that affect AxoGen’s business and its market, particularly those discussed in the risk factors and cautionary statements in AxoGen’s filings with the Securities and Exchange Commission. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from those projected. The forward-looking statements are representative only as of the date they are made, and, except as required by law, AxoGen assumes no responsibility to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Contact:

AxoGen, Inc.

Lee Robert “Bob” Johnston, Chief Financial Officer

386.462.6856

InvestorRelations@AxoGenInc.com

EVC Group

Michael Polyviou / Doug Sherk — Investor Relations

212.850.6020 / 415.652.9100

mpolyviou@evcgroup.com; dsherk@evcgroup.com